Exhibit 99.2

Presentation NYSE: PINE Second Quarter 2026 Investor alpinereit.com D i c k ’ s S p o r t i n g G o o d s – V i n e l a n d , N J

Portfolio Summary

KEY PORTFOLIO STATS [1]

128	4.5M	9.2 years	99.5%	$11.17
Properties	Square Feet	Wtd. Avg. Lease Term	Occupied	Average Rent PSF


55%
Investment Grade[2]
Non-IG
13%
Not Rated
32%


Mar Vista - Longboat Key, FL

As of June 30, 2026, unless otherwise noted.

1. The Company owns four single-tenant income properties which were acquired through sale-leaseback transactions that include tenant repurchase options and one single-tenant income property which qualifies as a sales-type lease (collectively, the "Sale-Leaseback and Sales-Type Lease Properties"). These Sale-Leaseback and Sales-Type Lease Properties are accounted for as financing arrangements for GAAP purposes. However, as they constitute real estate assets for both legal and tax purposes, we include them for purposes of describing our property portfolio, including for tenant, industry, and state concentrations and exclude them for purposes of describing our commercial loan portfolio.
2. Based on % of ABR from Investment-Grade-rated tenants. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

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3 © Alpine Income Property Trust, Inc. | alpinereit.com 2026 GUIDANCE 1 13.2% 7.9% 6.1% 5.6% 5.5% 3.9% 3.5% 3.5% PINE EPRT NTST FVR ADC FCPT O NNN 2026 Guidance 3 © Alpine Income Property Trust, Inc. | alpinereit.com As of June 30, 2026, unless otherwise noted. Consensus 2026E AFFO per FactSet. 1. The Company’s 2026 outlook does not reflect the impact of any incentive management fee that may be due to our manager based on stockholder return for the calendar year. Earnings growth per share based on the mid-point of current guidance. FFO per Share Guidance midpoint vs 2025A $2.10-$2.13 +12.5% YoY AFFO per Share Guidance midpoint vs 2025A $2.12-$2.15 +13.1% YoY Investment Volume $170M-$200M Disposition Volume $20M-$40M CONSENSUS 2026E VS. 2025A AFFO GROWTH

Company Summary

SNAPSHOT – JUNE 30, 2026

$391M Market Capitalization	**$818M** Enterprise Value (TEV)
7.1% Implied Cap Rate	**6.2%** Annualized Dividend Yield [2]
44.8% Net Debt / TEV [1]	**6.4x** Net Debt / Pro Forma Adjusted EBITDA [3]
2029 First Debt Maturity	**$83M** Liquidity

BJ's Wholesale Club - Concord, NC


BJ's
MEMBERSHIP CLUB

As of June 30, 2026, unless otherwise noted. PINE stock price on June 30, 2026 was $20.76.

1. Net Debt to TEV (Total Enterprise Value) is the Company's outstanding debt, minus the Company's cash and cash equivalents, as a percentage of the Company's enterprise value.
2. Calculated using the announced Q3 2026 annualized dividend.
3. See the "Non-GAAP Financial Information" section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures.

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Highlights

WHY PINE

01 Low Basis

$183 per sq ft – roughly 60% of the peer average, below replacement cost [1].

02 Dividend Growth

60%+ increase in the quarterly dividend since the start of 2020.

03 Well-Covered Dividend

Highest yield with the lowest payout ratio in the sector.

04 Below-Market Rent

Average rent of $11.17 PSF keeps occupancy costs below market rents.

05 Quality Tenants

55% of tenants are investment-grade rated [2].

06 Geographic Focus

Florida and Texas represent PINE's two largest states by ABR.


Beach House - Bradenton Beach, FL


Sandbar - Anna Maria, FL

As of June 30, 2026, unless otherwise noted. PINE stock price on June 30, 2026 was $20.76.

1. See page 9 for more details on the calculation and peer metrics.
2. Based on % of ABR from Investment-Grade-rated tenants. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

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6 © Alpine Income Property Trust, Inc. | alpinereit.com High-Quality, Retail Net Lease Portfolio As of June 30, 2026, unless otherwise noted. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Investment Grade Sub-Investment Grade / NR BBB+ 13% BBB 9% N/A 8% AA 7% A+ 5% BBB+ 5% BBB 4% N/A 4% N/A 4% N/A 3% Sony Credit OPERATIONAL TRANSPARENCY 68% of ABR comes from tenants or the parent of a tenant that are credit-rated L o w e ’ s – E d m o n d , O K TOP 10 TENANTS BY ABR 1 68% of ABR from credit-rated tenants or their parent 75% of ABR from publicly traded tenants or their parent

7 © Alpine Income Property Trust, Inc. | alpinereit.com % OF ABR BY STATE © GeoNames, Microsoft, TomTom Powered by Bing – 12% % GAAP ABR Major Market, Strong Demographic-Driven Portfolio As of June 30, 2026, unless otherwise noted. ABR in thousands, includes impact of straight-line rent. 1. Based on 2025 Average Household Income (5-mile) and 2025 Total Population (5-mile) data from Esri. 2. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. State Properties $ ABR % ABR Florida 5 $5,923 12% Texas 13 4,344 9% New Jersey 7 4,046 8% Colorado 3 3,834 8% New York 13 3,021 6% Michigan 7 2,993 6% North Carolina 7 2,989 6% Illinois 5 2,743 5% Virginia 6 2,195 4% Georgia 5 1,812 4% Other 57 16,110 32% Total 128 $50,008 100% $113,400 Total Portfolio Wtd. Avg. 5-Mile Average Household Income 124,700 Total Portfolio Wtd. Avg. 5-Mile Total Population 52% of ABR comes from MSAs2 with population > one million people Focused on MSAs Benefitting from Demographic Shifts and Attractive Supply/Demand Dynamics DEMOGRAPHIC METRICS 1 TOP STATES

Diversified Portfolio

TOP SECTORS

Sector	%
Home Improvement	15%
Sporting Goods	15%
Casual Dining	11%
Dollar Stores	10%
Entertainment	8%
Grocery	7%
Consumer Electronics	6%
Home Furnishings	5%
Pharmacy	4%
Off-Price Retail	4%


BOOT BARN
WESTERN & WORK WEAR
Boot Barn - Concord, NC


LOWE'S
Lowe's - Stockton, CA

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As of June 30, 2026, unless otherwise noted. ABR in thousands, includes impact of straight-line rent.

© Alpine Income Property Trust, Inc. | alpinereit.com

9 © Alpine Income Property Trust, Inc. | alpinereit.com TOTAL ENTERPRISE VALUE PER SQUARE FOOT1 $432 $324 $331 $251 $266 $216 $203 $183 PINE NTST ADC O FVR NNN EPRT FCPT High-Quality Portfolio with Valuation Upside Average rent of $11.17 PSF keeps occupancy costs below market rents, so tenants may be more likely to exercise renewal options. Source: FactSet and Company Reports 1. Peer square footage based on information from each company’s investor presentation with data as of March 31, 2026. Portfolio information for PINE is as of June 30, 2026. Total Enterprise Value uses stock prices as of June 30, 2026. 9 MARGIN OF SAFETY Basis per square foot is roughly 60% of the peer average — allowing shareholders to invest below replacement cost. STICKIER TENANTS Peer Average: $289

10 © Alpine Income Property Trust, Inc. | alpinereit.com $0.82 $1.02 $1.09 $1.10 $1.11 $1.14 $1.28 2020 2021 2022 2023 2024 2025 Q3 2026 Annualized 6.2% 6.0% 5.2% 5.2% 4.3% 4.2% 4.2% 4.2% PINE FCPT O NNN FVR ADC NTST EPRT As of June 30, 2026, unless otherwise noted. PINE metrics reflect the Q3 2026 annualized dividend. 1. All dividend yields are based on the closing stock price on June 30, 2026, using Q2 2026 annualized dividends except for PINE which uses the Q3 2026 annualized dividend. 10 High-Yielding and Growing Dividend 55% Q2 Annualized AFFO Payout Ratio 6.2% Annualized Dividend Yield 60% Increase in quarterly cash dividend since IPO $1.28 Annualized Dividend PINE DIVIDEND PER SHARE HIGH DIVIDEND YIELD 1 Peer Average: 4.7%

11 © Alpine Income Property Trust, Inc. | alpinereit.com 79% 73% 67% 70% 61% 63% 65% 56% PINE EPRT NTST FVR NNN ADC O FCPT 16.6x 15.2x 15.3x 13.1x 13.3x 14.0x 14.6x 9.7x PINE NNN FCPT O EPRT NTST FVR ADC Well-Covered Dividend & Valuation Upside As of June 30, 2026, unless otherwise noted. 1. 2026E AFFO multiples are based on the closing stock price on June 30, 2026; AFFO payout ratio and AFFO multiple use 2026E AFFO per share consensus estimates from FactSet. 2026E AFFO PAYOUT RATIO 1 2026E AFFO MULTIPLES 1 Peer Average: 69% Peer Average: 14.6x

12 © Alpine Income Property Trust, Inc. | alpinereit.com 1 2 3 4 5 6 7 8 9 10 High-Quality Top Tenant Base: 55% Investment-Grade Rated % IG RATED PINE information as of June 30, 2026. Peer information as of each company’s Q1 2026 investor presentation based on data as of March 31, 2026. 52% 42% 34% 28% 13% Not Disclosed Among net lease peers, only PINE counts marquee credits like Lowe’s or Dick’s Sporting Goods within its top five tenants. 55% Sony Credit 65%

13 © Alpine Income Property Trust, Inc. | alpinereit.com – 6% 9% 11% 5% 12% 14% 7% – 2% 3% 5% 1% 25% Lease Rollover Schedule As of June 30, 2026, unless otherwise noted. 1. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options. 9.2 A long, well-laddered rollover schedule limits near-term re-leasing risk and supports durable, predictable cash flow. LEASE ROLLOVER SCHEDULE (BY ABR) A c a d e m y S p o r t s – T u p e l o , M S YEARS WTD. AVG. LEASE TERM1

14 © Alpine Income Property Trust, Inc. | alpinereit.com KEY COMMERCIAL LOAN PORTFOLIO STATS 1 Commercial Loan Investments As of June 30, 2026, unless otherwise noted. 1. See Supplemental Disclosure on Commercial Loans and Investments on page 25 of this presentation. 2. Net of $19.1 million A-1 Participation and $57.2 million of financing related to Sale-Leaseback and Sales-Type Lease Properties. 3. Includes PIK interest coupon rate. • Originates commercial loans and investments secured by real estate • Originated first investment in July 2023 after identifying an attractive risk/reward ratio in the lending environment • Loans may provide the option to acquire the underlying properties under certain circumstances 13 Number of Loans All First Mortgages $167.0M Outstanding Face Amount 2 13.2% Weighted Average Coupon Rate 3 1.6 Years Weighted Average Remaining Term $85.4M Unfunded Commitment Amount Diversified income streams Attractive risk-adjusted returns The commercial loan portfolio complements the property portfolio, delivering an attractive risk-adjusted return. High-yield investment opportunities OVERVIEW

15 © Alpine Income Property Trust, Inc. | alpinereit.com $100 $100 $170 2026 2027 2028 2029 2030 2031 Unsecured Term Loan Revolving Credit Facility 100% Unsecured Long-Term Indebtedness As of June 30, 2026. $ in thousands; any differences a result of rounding. 1. The Company’s senior unsecured revolving credit facility matures in February 2030; the maturity date reflected does not reflect the Company’s two six-month extension options, subject to satisfaction of certain conditions. 2. Net Debt to TEV (Total Enterprise Value) is the Company’s outstanding debt, minus the Company’s cash and cash equivalents, as a percentage of the Company’s enterprise value. 3. See the “Non-GAAP Financial Information” section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures. $391M Equity Market Capitalization $61M Preferred Equity at Liquidation $367M Net Debt 2 $818M Total Enterprise Value (TEV) 44.8% Net Debt to TEV 6.4x Net Debt to Pro Forma Adjusted EBITDA 3 DEBT MATURITY SCHEDULE ($M) 1 CAPITALIZATION & LEVERAGE

16 © Alpine Income Property Trust, Inc. | alpinereit.com DEBT DETAIL As of June 30, 2026. $ in thousands; any differences a result of rounding. 1. As of June 30, 2026, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 3.32% plus the applicable spread on $100 million of the outstanding balance on the Company’s Revolving Credit Facility. 2. As of June 30, 2026, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 3.36% plus the applicable spread for the $100 million 2029 Term Loan balance. 3. As of June 30, 2026, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 2.05% plus the applicable spread for the $100 million 2031 Term Loan balance. Instrument Interest Rate Type Face Value Debt Wtd. Avg. Rate Initial Maturity Revolving Credit Facility Floating $69,500 5.03% February 2030 Revolving Credit Facility 1 Fixed $100,000 4.67% February 2030 2029 Term Loan 2 Fixed $100,000 4.66% February 2029 2031 Term Loan 3 Fixed $100,000 3.35% February 2031 Total Debt / Weighted-Average Rate $369,500 4.38% D i c k ’ s H o u s e o f S p o r t , V i c t o r N Y

17 © Alpine Income Property Trust, Inc. | alpinereit.com Corporate Responsibility Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Social Responsibility Environmental Responsibility Corporate Governance ▪ Independent Chairman of the Board and 4 of 5 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

Research Analyst Coverage

Firm	Analyst	Email Address
Alliance Global Partners	Gaurav Mehta	gmehta@allianceg.com
Baird	Wes Golladay	wgolladay@rwbaird.com
B. Riley	John Massocca	jmassocca@brileyfin.com
Cantor Fitzgerald	Jay Kornreich	jay.kornreich@cantor.com
Colliers	Barry Oxford	barry.oxford@colliers.com
Huntington	Rob Stevenson	robert.stevenson@huntington.com
Jones Trading	Jason Weaver	jweaver@jonestrading.com
Lucid Capital Markets	Craig Kucera	ckucera@lucidcm.com
Raymond James	RJ Milligan	rjmilligan@raymondjames.com
Stifel	Simon Yarmak	yarmaks@stifel.com
Truist	Anthony Hau	anthony.Hau@truist.com
UBS	Michael Goldsmith	michael.goldsmith@ubs.com

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19 © Alpine Income Property Trust, Inc. | alpinereit.com Disclaimer This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “outlook,” “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, geopolitical conflicts, tariffs and international trade policies, risks inherent in the real estate business, including tenant or borrower defaults, potential liability relating to environmental matters, credit risk associated with the Company investing in commercial loans and investments, illiquidity of real estate investments and potential damages from natural disasters, the impact of epidemics or pandemics on the Company’s business and the businesses of its tenants and borrowers and the impact of such epidemics or pandemics on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the businesses of its tenants and borrowers that are beyond the control of the Company or its tenants or borrowers, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of June 30, 2026, unless otherwise noted and any differences in calculations are assumed to be a function of rounding. 2. Annualized Base Rent ("ABR" or "Rent") represents annualized in-place straight-line base rent pursuant to GAAP. The statistics based on ABR are calculated based on our portfolio as of June 30, 2026. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. The Company defines an Investment Grade (“IG”) Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. Credit ratings utilized in this presentation are those available from S&P Global Ratings and/or Moody’s Investors Service, as applicable, as of June 30, 2026. 5. The Company defines a Credit Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners.

20 © Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Information Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO, and Pro Forma Adjusted EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income or loss as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we further modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as loss on extinguishment of debt, amortization of above- and below-market lease related intangibles, straight-line rental revenue, amortization of deferred financing costs, non-cash compensation, and other non-cash adjustments to income or expense. Such items may cause short-term fluctuations in net income or loss but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination and/or payoff, and real estate related depreciation and amortization including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, loss on extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-cash income or expense, and other non-recurring items such as disposition management fees and commission fees. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. FFO, AFFO, and Pro Forma Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies. GAAP requires that the Sale-Leaseback and Sales-Type Lease Properties and the value of participation obligation interests sold (the “Participation Obligations Sold”) for which sale accounting was not achieved be accounted for as financing arrangements. Accordingly, for GAAP purposes, the Sale-Leaseback and Sales-Type Lease Properties and Participation Obligations Sold are included in the Company’s Commercial Loans and Investments segment. However, for statistical purposes, the Company excludes the Sale-Leaseback and Sales-Type Lease Properties and the Participation Obligations Sold. Please see page 25 of this presentation for further details. We believe that the Supplemental Disclosure on Commercial Loans and Investments is an additional useful measure for investors to consider because it will help them to better assess the performance of our Commercial Loan Portfolio.

Consolidated Statement of Operations

(Unaudited, in thousands, except share, per share & dividend data)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Revenues:				
Lease Income	$ 12,637	$ 12,022	$ 25,239	$ 23,848
Interest Income from Commercial Loans and Investments	7,331	2,737	13,089	5,038
Other Revenue	34	104	80	183
Total Revenues	20,002	14,863	38,408	29,069
Operating Expenses:				
Real Estate Expenses	2,085	2,105	4,387	4,139
General and Administrative Expenses	2,028	1,697	3,887	3,413
Provision for Impairment	377	2,803	885	4,834
Depreciation and Amortization	6,805	6,705	14,020	14,012
Total Operating Expenses	11,295	13,310	23,179	26,398
Gain on Disposition of Assets	–	938	97	2,089
Net Income From Operations	8,707	2,491	15,326	4,760
Investment and Other Income	364	47	455	92
Interest Expense	(4,579)	(4,320)	(8,932)	(7,912)
Net Income (Loss)	4,492	(1,782)	6,849	(3,060)
Less: Net Loss (Income) Attributable to Noncontrolling Interest	(301)	141	(473)	240
Net Income (Loss) Attributable to Alpine Income Property Trust, Inc.	4,191	(1,641)	6,376	(2,820)
Less: Distributions to Preferred Stockholders	(1,187)	–	(2,309)	–
Net Income (Loss) Attributable to Common Stockholders	$ 3,004	$ (1,641)	$ 4,067	$ (2,820)
Per Common Share Data:				
Net Income (Loss) Attributable to Common Stockholders				
Basic	$ 0.18	$ (0.12)	$ 0.25	$ (0.20)
Diluted	$ 0.16	$ (0.12)	$ 0.23	$ (0.20)
Weighted Average Number of Common Shares:				
Basic	17,066,917	14,202,796	16,310,036	14,414,682
Diluted [(1)]	18,290,771	15,426,650	17,533,890	15,638,536
Dividends Declared and Paid - Preferred Stock	$ 0.500	$ –	$ 1.000	$ –
Dividends Declared and Paid - Common Stock	$ 0.300	$ 0.285	$ 0.600	$ 0.570

$ in thousands, except share and per share data

1. Includes 1,223,854 shares during the three and six months ended June 30, 2026 and 2025, underlying 1,223,854 OP Units issued to CTO Realty Growth, Inc and its wholly owned subsidiaries.

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© Alpine Income Property Trust, Inc. | alpinereit.com

22 © Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Measures Reconciliation: Funds From Operations and Adjusted Funds From Operations $ in thousands, except share and per share data (Unaudited, in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net Income (Loss) $ 4,492 $ (1,782) $ 6,849 $ (3,060) Depreciation and Amortization 6,805 6,705 14,020 14,012 Provision for Impairment 377 2,803 885 4,834 Gain on Disposition of Assets — (938) (97) (2,089) Funds From Operations $ 11,674 $ 6,788 $ 21,657 $ 13,697 Distributions to Preferred Stockholders (1,187) — (2,309) — Funds From Operations Attributable to Common Stockholders $ 10,487 $ 6,788 $ 19,348 $ 13,697 Adjustments: Amortization of Intangible Assets and Liabilities to Lease Income (241) (166) (477) (246) Straight-Line Rent Adjustment (160) (231) (317) (362) Non-Cash Compensation 95 95 190 190 Amortization of Deferred Financing Costs to Interest Expense 303 205 568 394 Other Non-Cash Adjustments 73 51 151 108 Adjusted Funds From Operations Attributable to Common Stockholders $ 10,557 $ 6,742 $ 19,463 $ 13,781 FFO Attributable to Common Stockholders per Diluted Share $ 0.57 $ 0.44 $ 1.10 $ 0.88 AFFO Attributable to Common Stockholders per Diluted Share $ 0.58 $ 0.44 $ 1.11 $ 0.88 Supplemental Disclosure: PIK Interest Earned $ 879 $ — $ 1,473 $ — PIK Interest Paid — — 50 — PIK Interest Earned in Excess of PIK Interest Paid $ 879 $ — $ 1,423 $ —

23 © Alpine Income Property Trust, Inc. | alpinereit.com $ in thousands, except share and per share data 1. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investment and disposition activity during the three months ended June 30, 2026. 2. Includes only restricted cash held in escrow accounts to be reinvested through the like-kind exchange structure. Non-GAAP Financial Measures Reconciliation: Net Debt to Pro Forma Adjusted EBITDA (Unaudited, in thousands) Three Months Ended June 30, 2026 Net Income $ 4,492 Adjustments: Depreciation and Amortization 6,805 Provision for Impairment 377 Distributions to Preferred Stockholders (1,187) Amortization of Intangible Assets and Liabilities to Lease Income (241) Straight-Line Rent Adjustment (160) Non-Cash Compensation 95 Amortization of Deferred Financing Costs to Interest Expense 303 Other Non-Cash Adjustments 73 Other Non-Recurring Items (326) Interest Expense, Net of Deferred Financing Costs Amortization and Interest on Obligation Under Participation Agreement 3,766 Adjusted EBITDA $ 13,997 Annualized Adjusted EBITDA $ 55,988 Pro Forma Annualized Impact of Current Quarter Investment Activity (1) 1,281 Pro Forma Adjusted EBITDA $ 57,269 Total Long-Term Debt $ 367,552 Financing Costs, Net of Accumulated Amortization 1,948 Cash and Cash Equivalents (2,778) Net Debt $ 366,722 Net Debt to Pro Forma Adjusted EBITDA 6.4x

Non-GAAP Financial Measures: Schedule of Commercial Loans

	Description	Loan Type	Location	Maturity	As of March 31, 2026 Face Amount	Principal Draws / (Pmts)	As of June 30, 2026 Face Amount	Coupon (Incl. PIK)	Commitment Unfunded
1	Residential Land Loan [2]	Construction	Austin, TX	Oct. 2028	$39,979	$609	$40,588	18.82%	-
2	Industrial	Mortgage	Fremont, CA	Aug. 2027	24,000	-	24,000	11.00%	-
3	Mixed-Use Development [3]	Mortgage	Herndon, VA	Sep. 2028	20,102	101	20,203	12.00%	-
4	Wawa Land Development	Construction	Greenwood, IN	Jul. 2027	11,326	509	11,835	9.50%	3,145
5	Retail Land Development	Construction	Stuart, FL	Mar. 2027	8,964	2,700	11,664	11.00%	1,577
6	Retail Development [3]	Construction	Covington, GA	Apr. 2028	8,659	982	9,641	13.00%	22,404
7	Residential Land Loan [3]	Construction	Lake Toxaway, NC	Oct. 2027	7,753	1,653	9,406	16.00%	3,810
8	Mixed-Use Redevelopment [3]	Construction	Denver, CO	Dec. 2028	8,613	399	9,012	12.00%	3,119
9	Cornerstone Exchange	Construction	Daytona Beach, FL	Apr. 2027	7,625	964	8,588	10.00%	15,318
10	Wawa Land Development	Construction	Antioch, TN	Oct. 2026	6,742	540	7,282	10.25%	143
11	At Home Plaza	Mortgage	Canton, OH	Mar. 2028	6,200	-	6,200	8.65%	-
12	Retail Development	Construction	Lexington, KY	Jun. 2028	-	6,177	6,177	10.00%	33,823
13	Mixed-Use Development	Construction	Stone Mountain, GA	Nov. 2027	2,452	-	2,452	11.00%	2,048
14	Old Time Pottery	Mortgage	Orange Park, FL	Repaid in Apr. 2026	4,000	(4,000)	-	-	-
15	Reno Seller Financing	Mortgage	Reno, NV	Repaid in Jun. 2026	4,000	(4,000)	-	-	-
Total / Weighted Average					**$160,412**	**$6,635**	**$167,047**	**13.16%**	**$85,387**

$ in thousands; any differences a result of rounding. See the "Supplemental Disclosure on Commercial Loans and Investments" section and tables on page 25 of this presentation for additional detail.

1. The Company owns four single-tenant income properties which were acquired through sale-leaseback transactions that include tenant repurchase options and one single-tenant income property which qualifies as a sales-type lease (collectively, the "Sale-Leaseback and Sales-Type Lease Properties"). These Sale-Leaseback and Sales-Type Lease Properties are accounted for as financing arrangements for GAAP purposes. However, as they constitute real estate assets for both legal and tax purposes, we include them for purposes of describing our property portfolio, including for tenant, industry, and state concentrations and exclude them for purposes of describing our commercial loan portfolio.
2. Net of $19.1 million A-1 Participation. Includes 4.00% paid-in-kind ("PIK") interest coupon rate.
3. Mixed-Use Development in Herndon, VA includes 2.00% PIK coupon rate; Mixed-Use Redevelopment in Denver, CO and Residential Land Loan in Lake Toxaway, NC include 3.00% PIK coupon rate. Retail Development in Covington, GA includes 1.50% PIK coupon rate.

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© Alpine Income Property Trust, Inc. | alpinereit.com

25 © Alpine Income Property Trust, Inc. | alpinereit.com $ in thousands, except share and per share data 1. Includes PIK interest coupon rate. Non-GAAP Financial Measures: Supplemental Disclosure on Commercial Loans and Investments (Unaudited, in thousands) As of and for the Six Months Ended June 30, 2026 Commercial Loan Portfolio Plus: Participation Obligations Sold Total Commercial Loans Plus: Sale-Leaseback and Sales Type Lease Transactions Commercial Loans and Investments Pursuant to GAAP Face Amount, Beginning of Period $ 129,813 $ 10,000 $ 139,813 $ 31,133 $ 170,946 Draws (Including Accrued PIK Interest) 52,906 10,763 63,669 26,257 89,926 Principal Repayments (15,672) (1,701) (17,373) (152) (17,525) Face Amount, End of Period 167,047 19,062 186,109 57,238 243,347 Unaccreted Origination Fees (2,339) — (2,339) — (2,339) CECL Reserve (1,670) (191) (1,861) (572) (2,433) Carrying Amount, End of Period $ 163,038 $ 18,871 $ 181,909 $ 56,666 $ 238,575 Cash Interest Income $ 8,245 $ 820 $ 9,065 $ 1,945 $ 11,010 PIK Interest Earned 1,473 — 1,473 — 1,473 Accretion of Commercial Loans and Investments Origination Fees 606 — 606 — 606 Total Interest Income $ 10,324 $ 820 $ 11,144 $ 1,945 $ 13,089 Weighted Average Coupon Rate, End of Period (1) 13.2% 10.0% 12.8% 8.3% 11.8%

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